Hamilton Lane Venture Capital and Growth Fund

Consolidated Schedule of Investments

June 30, 2026 (Unaudited)

Investments - 104.8%	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments - 27.0%^
Direct Equity - 27.0%
Middle East - 0.8%
Information Technology - 0.2%
Classiq Technologies Ltd.	*1, 2	Series C Preferred Equity	4/4/2025	$500,001	$654,119	#
(99,582 Series C Preferred shares)
Software Solutions - 0.6%
Glilot Capital Partners IV SPV 2, L.P.	*1, 2, 3	Limited Partnership Interest	3/11/2026	581,113	581,113
NFX SL Advantage I, L.P.	*1, 2, 3	Limited Partnership Interest	3/5/2026	1,244,121	1,244,121
Total Software Solutions					1,825,234
Total Middle East					2,479,353

North America - 22.3%
Aerospace and Defense - 4.2%
Quiet Select HL, L.P.	*1, 2, 3	Preferred Equity	5/11/2026	12,500,000	12,500,000	#
Construction - 0.2%
Vesta Housing, Inc.	*1, 2	Series B Preferred Equity	4/4/2025	500,000	521,951	#
(143,790 Series B Preferred shares)
Consumer Goods - 0.5%
Stripes VI Rainier Co-Invest, L.P.	*1, 2	Limited Partnership Interest	10/31/2024	1,505,652	1,604,987
Health Care - 1.4%
Nusano, Inc.	*1, 2	Series D Preferred Equity	12/19/2025	3,000,000	3,000,000	#
(2,400,000 Series D Preferred shares)
TCV Juniper Co., L.P.	*1, 2	Limited Partnership Interest	5/19/2025	1,009,381	1,046,193
Total Health Care					4,046,193

Information Technology - 16.0%
Bessemer Venture Partners AN II, L.P.	*1, 2	Limited Partnership Interest	1/21/2026	12,500,000	12,500,000
Codefied, Inc. (275,027 Preferred shares)	*1, 2	Preferred Equity	4/20/2026	4,999,991	4,999,991	#
Decibel Investments I, L.P.	*1, 2	Limited Partnership Interest	12/9/2025	1,522,500	1,623,659
IPPE Co-Invest (Horizon) DE, L.P.	*1, 2	Limited Partnership Interest	8/15/2025	1,240,000	1,567,772
Lightspeed SPV-A2, LLC	*1, 2	Limited Partnership Interest	8/14/2025	525,184	1,027,751
Sands Capital Global Innovation Fund II-DB, L.P.	*1, 2	Limited Partnership Interest	12/16/2024	1,000,000	2,197,443
Sands Capital Global Innovation Fund III-2 Aggregator, L.P.	*1, 2	Limited Partnership Interest	5/28/2025	1,962,500	4,698,670	#
SVHL I, L.P.	*1, 2	Limited Partnership Interest	11/18/2025	1,505,625	1,606,995
Thrive Capital Partners X Growth - A, L.P.	*1, 2	Limited Partnership Interest	1/27/2026	7,583,333	17,429,818
Total Information Technology					47,652,099
Total North America					66,325,230

Western Europe - 3.9%
Financials - 2.6%
Smash Capital Flow SPV LLC	*1, 2	Preferred Equity	4/20/2026	7,782,843	7,782,843	#
Industrials - 1.3%
Titanbay Project A Security Opportunity II SCSp	*1, 2, 4	Preferred Equity	6/26/2026	3,979,150	3,993,222	#
Software Solutions - 0.0%
DFS Investors Offshore L.P.	*1, 2, 3	Common Equity	6/30/2026	-	-
West Street Growth Equity Partners II, L.P.	*1, 2, 3	Common Equity	6/30/2026	-	-
Total Western Europe					11,776,065
Total Direct Equity (Cost $65,441,394)					80,580,648

Secondary Investments - 60.1%^
Secondary Direct Equity - 3.5%
North America - 3.5%
Software Solutions - 3.5%
AVC CL HL, L.P.	*1, 2	Limited Partnership Interest	12/17/2024	855,479	1,215,070
Huntress Labs, Inc. (538,441 shares)	*1, 2	Common Stock	6/11/2025	8,231,456	9,417,106	#
Total Software Solutions					10,632,176
Total North America					10,632,176
Total Secondary Direct Equity (Cost $9,086,935)					10,632,176

Investments - 104.8%	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Funds - 56.5%
Middle East - 4.8%
Diversified - 3.8%
Goff Vine Ventures II, LLC	*1, 2, 3	Limited Partnership Interest	3/18/2026	5,738,366	11,334,864
Information Technology - 0.6%
ACG IV CN, L.P.	*1, 2	Limited Partnership Interest	11/12/2025	1,502,589	1,731,275
Video Games - 0.4%
VGames, L.P.	*1, 2, 3	Limited Partnership Interest	3/25/2025	1,097,769	1,193,130
Total Middle East					14,259,269
North America - 51.7%
Diversified - 32.6%
AH American Dynamism Fund I, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	95,326	121,772
AH Parallel Fund III, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	138,014	335,393
AH Parallel Fund IV, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	154,621	206,325
AH Parallel Fund V, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	546,439	1,199,132
Andreessen Horowitz Fund I, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	34,391	45,516
Andreessen Horowitz Fund II, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	31,991	42,708
Andreessen Horowitz Fund III, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	909,206	2,159,896
Andreessen Horowitz Fund IV, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	333,303	389,394
Andreessen Horowitz Fund V, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	626,349	1,084,941
Andreessen Horowitz Fund VI, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	638,940	992,888
Andreessen Horowitz Fund VII, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	251,658	480,541
Andreessen Horowitz Fund VIII, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	236,087	620,397
Andreessen Horowitz LSV Fund I, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	406,951	803,177
Andreessen Horowitz LSV Fund II, L.P.	*1, 2	Limited Partnership Interest	7/7/2025	427,560	709,965
Andreessen Horowitz LSV Fund III, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	353,831	773,278
Andreessen Horowitz LSV Fund IV, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	277,722	445,676
Andreessen Horowitz Fund IX - AI Applications, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	47,850	69,083
Andreessen Horowitz Fund IX - AI Infrastructure, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	63,529	122,801
Andreessen Horowitz Seed Fund I, L.P.	*1, 2, 3	Limited Partnership Interest	7/7/2025	97,043	259,539
Bond II, L.P.	*1, 2, 3	Limited Partnership Interest	3/31/2026	1,837,926	2,806,037
Bond II, L.P. (Secondary)	*1, 2, 3	Limited Partnership Interest	3/31/2026	1,709,697	2,806,037
Bond III, L.P.	*1, 2, 3	Limited Partnership Interest	3/31/2026	973,331	1,638,959
DST Opportunities V Access Offshore, L.P.	*1, 2, 3	Limited Partnership Interest	4/30/2026	14,412,561	16,552,490
Eclipse Continuity Fund I, L.P.	*1, 2, 3	Limited Partnership Interest	6/30/2026	287,934	553,532
Eclipse Fund II L.P.	*1, 2	Limited Partnership Interest	6/30/2026	1,197,211	1,702,465
Eclipse Fund III, L.P.	*1, 2, 3	Limited Partnership Interest	6/30/2026	963,208	1,820,535
Eclipse Fund IV, L.P.	*1, 2, 3	Limited Partnership Interest	6/30/2026	951,861	1,696,866
Insight Partners Continuation Fund III, L.P.	*1, 2, 3	Limited Partnership Interest	10/8/2024	1,412,541	1,848,336
Left Lane Capital Partners Co-Invest, L.P.	*1, 2	Limited Partnership Interest	4/28/2026	7,593,750	7,928,555
Lightspeed Ascent Fund, L.P.	*1, 2, 3	Limited Partnership Interest	11/20/2024	1,455,000	2,154,456
OCP Payments CV, L.P.	*1, 2	Limited Partnership Interest	4/20/2026	10,067,417	10,478,222
PSG Sequel-A, L.P.	*1, 2, 3	Limited Partnership Interest	1/31/2025	999,782	1,206,580
Quiet Access III, L.P.	*1, 2	Limited Partnership Interest	2/6/2026	10,000,000	14,301,029
Savano Opportunities IV, L.P.	*1, 2, 3	Limited Partnership Interest	3/17/2026	6,750,000	12,367,489
Scenic Co-Invest Midnight Ride, L.P.	*1, 2	Limited Partnership Interest	1/15/2025	1,499,664	2,991,292
Zapier, Inc.	*1, 2, 3	Limited Partnership Interest	5/22/2026	3,376,712	3,428,270	#
Total Diversified					97,143,572

Investments - 104.8%	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Information Technology - 18.8%
A Capital Partners II, L.P.	*1, 2	Limited Partnership Interest	12/23/2025	9,000,000	16,885,285
Definition I, L.P.	*1, 2, 3	Limited Partnership Interest	10/31/2025	3,024,850	4,596,541
Definition II, L.P.	*1, 2, 3	Limited Partnership Interest	12/31/2025	384,375	434,218
Forge Point Cybersecurity Fund, II, L.P.	*1, 2	Limited Partnership Interest	9/30/2025	904,821	1,660,178
Founders Circle Capital Co-Invest Series 10, L.P.	*1, 2	Limited Partnership Interest	3/14/2025	530,035	919,308
Founders Circle Capital Co-Invest Series 11, L.P.	*1, 2	Limited Partnership Interest	9/25/2025	1,426,279	2,560,877
Sands Capital Global Innovation Fund III- RP, L.P.	*1, 2	Limited Partnership Interest	8/14/2025	2,000,000	2,246,216
Sapphire Opportunity Fund IV-B, L.P.	*1, 2	Limited Partnership Interest	6/3/2025	783,900	1,069,362
SDP Special Situations LLC - Series X	*1, 2	Limited Partnership Interest	3/12/2025	975,265	1,405,698
Springcoast Partners I-A, L.P.	*1, 2, 3	Limited Partnership Interest	12/31/2025	6,553,946	8,133,696
Summit Partners Reinvestment Fund II-B, L.P.	*1, 2, 3	Limited Partnership Interest	1/29/2026	8,035,125	10,659,501
Vic SPV LLC	*1, 2, 3, 5	Limited Partnership Interest	9/30/2025	2,892,527	5,537,593
Total Information Technology					56,108,473

Software Solutions - 0.3%
AKKR Isosceles CV, L.P.	*1, 2, 3	Limited Partnership Interest	6/26/2025	818,622	938,252
Total North America					154,190,297
Total Secondary Funds (Cost $116,827,875)					168,449,566

	Footnotes	Interest rate	Principal		Fair Value
Short Term Investments - 17.8%
UMB Bank, Money Market Special II Deposit Investment	6	3.43%	46,552,245	46,552,245	46,552,245
UMB Money Market Special	6	0.01%	6,398,500	6,398,500	6,398,500
Total Short Term Investments (Cost $52,950,745)					52,950,745

Total Investments (Cost $244,306,949)					312,613,135
Liabilities in excess of other assets - (4.8%)					(14,444,542)
Total Net Assets - 100%					$298,168,593

^	Investments do not issue shares except where listed. Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
*	Investment is non-income producing.
#	The Fair Value is estimated by the Valuation Designee (See Note 2) using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Notes to Consolidated Schedule of Investments for further details regarding the valuation policy of the Fund.
[1]	Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of June 30, 2026 was $259,662,390, or 87.1% of net assets.
[2]	All or a portion of this security is held through HL VCGF Splitter LLC.
[3]	Investment has been committed to but has not been fully funded by the Fund.
[4]	Foreign security denominated in U.S. Dollars.
[5]	Affiliated security.
[6]	The rate is the annualized seven-day yield at year end.

See accompanying Notes to Consolidated Schedule of Investments.

Hamilton Lane Venture Capital and Growth Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2026 (Unaudited)

Note 1 – Fair Value of Financial Instruments

The Hamilton Lane Venture Capital and Growth Fund (the “Fund”) values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) (“Rule 2a-5”), establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective December 5, 2024, and pursuant to the requirements of Rule 2a-5, the Fund’s board of trustees (the “Board”) designated Hamilton Lane Advisors, L.L.C. (“the Adviser”), as its valuation designee (in such capacity, the “Valuation Designee”) to perform fair value determinations and approved new valuation procedures for the Fund.

The Fund’s investments are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these investments at estimated fair values, using present value and other subjective valuation techniques. In determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from a private fund, holding vehicle or other investment vehicle (collectively, a “Portfolio Fund”), comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions.

Certain Portfolio Funds and direct investments are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946. In cases where the NAV of the private investment is not available as of the measurement date, the Valuation Designee estimates NAV based upon the most recent NAV provided from the third-party manager or general partner, as adjusted for other information available at the time the portfolio is valued. Such adjustments may include adjustments for additional capital contributions or distributions, as well as market adjustments determined by the Valuation Designee based upon the returns of public market indices and the historical alignment of such public market indices against private indices of a similar strategy to the investment.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Hamilton Lane Venture Capital and Growth Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

June 30, 2026 (Unaudited)

Note 2 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices (unadjusted) are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs other than quoted prices available in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in Portfolio Funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Portfolio Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Portfolio Funds. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and incentive fees or allocations payable to the Portfolio Fund’s managers or pursuant to the Portfolio Fund’s agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Portfolio Fund’s compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

Hamilton Lane Venture Capital and Growth Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

June 30, 2026 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2026, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II*	Level III	Total
Assets
Investments
Direct Equity	$-	$-	$38,150,796	$38,150,796
Secondary Direct Equity	-	-	9,417,106	9,417,106
Secondary Funds	-	-	3,428,270	3,428,270
Short Term Investments	52,950,745	-	-	52,950,745
Total Investments	$52,950,745	$-	$50,996,172	$103,946,917

*The Fund did not hold any Level II securities as of June 30, 2026.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $208,666,218 are excluded from the fair value hierarchy as of June 30, 2026.

Note 3 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a fund that receives investment advisory services from the Adviser. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares of an affiliated issuer at period-end. The table below reflects transactions during the period with entities that are affiliates as of June 30, 2026 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

							Dividends and Distributions
Name of Issuer and Title of Issue	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Capital Gains	Income
Vic SPV, LLC(1)(2)	$5,058,105	$-	$-	$-	$479,488	$5,537,593	$-	$-
Total	$5,058,105	$-	$-	$-	$479,488	$5,537,593	$-	$-

(1)	Non-Income Producing.
(2)	The security has unfunded commitments of $412 as of June 30, 2026.